**THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.**

**Principal Amount: $165,000.00** **Issue Date: August 26, 2021**
**Purchase Price: $150,000.00**
**Original Issue Discount: $15,000.00**

CLUBHOUSE MEDIA GROUP, INC.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

**FOR VALUE RECEIVED**, pursuant to the terms and conditions of this senior secured convertible promissory note (this "Note"), **Clubhouse Media Group, Inc.**, a Nevada corporation (the "Company"), hereby promises to pay to the order of Chris Etherington, an individual (the "Holder"), on the first anniversary of the Issue Date as set forth above or earlier as required pursuant to the terms herein (as applicable, the "Maturity Date"), the sum of $165,000.00 (the "Principal Amount"), and to pay interest on the outstanding Principal Amount at the rate of ten percent (10%) per annum (the "Interest Rate"), simple interest, in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the "Indebtedness") has not been converted into Conversion Shares (as defined below) prior to the Maturity Date. Interest shall commence accruing on the date hereof (the "Issue Date"), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein. This Note shall be a senior secured obligation of the Company as provided in that certain security agreement entered into between the Company and the Holder on the Issue Date (the "Security Agreement").

This Note carries an original issue discount of $15,000.00 (the "OID"), to cover the Holder's accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the principal balance of this Note. Thus, the purchase price of this Note shall be $150,000.00, computed as follows: The Principal Amount minus the OID.

This Note is entered into pursuant to a note purchase agreement by and between the Company and the Holder dated as of the Issue Date (the "Agreement") and is subject to the terms and conditions thereof.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

1. Definitions. Unless separately defined in this Note, all capitalized term used herein without definition shall have the meanings given them in the Agreement

2. Maturity Date. To the extent not converted to Conversion Shares (as defined below) prior to the Maturity Date, the Principal Amount and accrued and unpaid interest shall be due and payable in full on the Maturity Date or such earlier date if an Event of Default shall have occurred or as otherwise set forth herein. No payments of the Principal Amount or interest herein shall be required prior to the Maturity Date other than as specifically set forth herein.

3. Prepayment and Right to Convert. At any time prior to the Maturity Date, the Company shall have the right, exercisable on ten (10) Trading Days prior written notice to the Holder of the Note, to prepay the outstanding Principal Amount and interest then due under this Note in accordance with this Section 2(b) of this Note. Any notice of prepayment hereunder (an "Optional Prepayment Notice") shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Company is exercising its right to prepay the Note, and (2) the date of prepayment which shall be ten (10) Trading Days from the date of the Optional Prepayment Notice (the "Optional Prepayment Date"). Notwithstanding the foregoing, the Holder shall have the right, at all times prior to the actual receipt of the full prepayment amount on the Optional Prepayment Date, to convert into Conversion Shares up to 1/3 of the then outstanding Principal Amount of the Note plus accrued interest pursuant to the terms of this Note. On the Optional Prepayment Date, the Company shall make payment of the amounts designated below to or upon the order of the Holder as specified by the Holder in writing to the Company. If the Company exercises its right to prepay the Note in accordance with this Section 2(b), the Company shall make payment to the Holder of an amount in cash equal to the sum of: (w) 100% multiplied by the Principal Amount then outstanding plus (x) all accrued and unpaid interest on the Principal Amount calculated from the Issuance Date to the Optional Prepayment Date, subject at all times to the Holder's right to convert up to 1/3 of the then outstanding Principal Amount of the Note plus accrued interest pursuant to the terms of this Note into Conversion Shares.

4. Interest.Interest on this Note shall accrue quarterly and shall be added to the Principal Amount of this Note and be payable on the Maturity Date or such earlier date as the Indebtedness may be paid hereunder or may be due hereunder pursuant to the terms herein, at which time all Indebtedness shall be due and payable, unless earlier converted into Conversion Shares. In the event that any amount due hereunder is not paid as and when due, such amounts shall accrue default interest at the rate of 18% per year, simple interest, non-compounding, until paid.

5. Business Days. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

6. Repayment from Additional Financing. If, at any time prior to the full repayment or full conversion of all amounts owed under this Note, the Company receives cash proceeds on any one or more occasions from the issuance or sale of any debt or equity Securities, other than this Note and the Warrant (each an "Additional Financing"), the Company shall, within three (3) Business Days of receipt of such proceeds from an Additional Financing, inform the Holder of or publicly disclose such receipt, following which the Holder shall have the right in its sole discretion to require the Company to immediately apply up to 50% of such proceeds to repay all or any portion of the outstanding Principal Amount and interest then due under this Note, subject at all times to the Holder's ability to convert all or any portion of this Note into Conversion Shares.

7. Change in Control. If, at any time prior to the full repayment or full conversion of all amounts owed under this Note, a Change in Control (as defined in this Note) occurs, the then remaining Principal Amount of the Note shall automatically and without any further action or consent on the part of the Company or its successor in interest, be increase by 5%. "Change in Control" shall mean an event or series of events by which the Company (i) is consolidated or merged with or into another entity, (ii) sells all or substantially all of its assets to another person or entity, or (iii) is dissolved, liquidated or it affairs are wound up, provided, however, that none of the foregoing shall constitute a "Change in Control" if immediately thereafter a majority of the voting power of the capital stock of the Company, or of the continuing or surviving entity, would be owned by the Persons who were Company's equity holders immediately prior thereto in substantially the same proportions as their ownership of voting power of Company's capital stock immediately prior thereto.

8. Right of Participation. Other than arrangements that are in place prior to the date of this Note, from Issue Date until the date that is twelve (12) calendar months after the Issue Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of any of its Common Stock or other Securities (each a "Subsequent Placement") unless the Company first delivers to

the Buyer an irrevocable written notice (the "Offer Notice") of any proposed or intended Subsequent Placement, which shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Common Stock or other Securities in the Subsequent Placement to be issued, sold, or disposed of and (y) offer to issue and sell to the Buyer at least ten percent (10%) of the Common Stock or other Securities in the Subsequent Placement (in each case, an "Offer"). To accept an Offer, in whole or in part, the Buyer must deliver a written notice (the "Notice of Acceptance") to the Company prior to the end of the fifth (5th) Trading Day after the Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the amount of Common Stock or other Securities that the Buyer elects to purchase (the "Subscription Amount"). The Company shall complete the Subsequent Placement and issue and sell the Subscription Amount to the Buyer upon terms and conditions (including, without limitation, unit prices) set forth in the Offer Notice, unless a change to such terms and conditions is agreed to in writing between the Company and Buyer. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms or conditions of a Subsequent Placement at any time after the Offer Notice is given to Buyer (provided, however, that such modification or amendment to the terms or conditions cannot occur during any Offer Period), the Company shall deliver to the Buyer a new Offer Notice and the Offer Period of such new Offer shall expire at the end of the fifth (5th) Trading Day after the Buyer's receipt of such new Offer Notice.

9. Registration Rights. The Company shall (1) file a registration statement covering the Holder's resale of all of the Common Stock (the "Registration Statement") underlying the Note and Warrant (as defined in the Agreement) within sixty (60) calendar days following the Issue Date, (ii) cause the Registration Statement to become effective within one hundred and twenty (120) calendar days following the Issue Date, and (iii) cause the Registration Statement to remain effective until the Note is extinguished and/or converted in its entirety and the Warrant is exercised in the entirety and for every subsequent 30-day period that such registration statement has not been filed or declared effective, as applicable, the Company shall pay Investor 1.0% of the Investment Amount outstanding in cash as liquidated damages.

10. Conversion of the Note.

(a) Conversion Right. Subject to the terms and conditions herein, the Holder shall have the right from time to time, and at any time following the Issue Date and ending on the full repayment of all Indebtedness (the "Conversion Period"), to convert all or any part of the Indebtedness into fully paid and non-assessable shares of Common Stock, or any shares of capital stock or other securities of the Company or any successor in interest to the Company into which such Common Stock shall hereafter be changed or reclassified (as applicable, the "Conversion Shares") at the Conversion Price as defined and as the same may be adjusted pursuant to the terms of this Note (including but not limited to under Sections 10(b) or 10(j) of this Note) (a "Conversion"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other Securities of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the foregoing limitations on conversion may be waived by the Holder upon, in the exercise of the sole discretion of the Holder, upon not less than 61 days' prior notice to the Company or in the event of receipt of an Optional Prepayment Notice, within five (5) trading days from receipt thereof , and the provisions of the conversion limitation shall continue to apply until such 61st day or such five (5) trading days, as determined by the Holder, as may be specified in such notice of waiver).

The number of shares of Common Stock to be issued upon each conversion of this Note (the "Conversion Shares") shall be determined by dividing the Indebtedness by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "Notice of Conversion"), delivered to the Company by the Holder in accordance with the provisions herein.

(b) Conversion Price. The conversion price (the "Conversion Price") per share of Common Stock shall initially mean the lesser of (i) $1.00 or (ii) 75% of the lowest daily volume weighted average price of the Common Stock during the twenty (20) Trading Days (as defined below) immediately preceding the date of the respective conversion, provided that such Conversion Price shall be subject to adjustment or revision as set forth herein. "Trading Day" means any day that shares of Common Stock are listed for trading or quotation on the Principal Market (as defined below), provided, however, that if the Common Stock is not then listed or quoted on any Principal Market, then any calendar day. "Principal Market" shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

(c) Adjustments. The Conversion Price and the number of Conversion Shares shall be subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company's securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events that occur on or after the Issue Date. By way of example and not limitation, in the event of forward split of the Common Stock on or after the Issue Date in which each share of Common Stock is converted into two shares of Common Stock, the Conversion Price shall be reduced by 50% and the number of Conversion Shares shall be increased by 100%, and in the event of a reverse split of the Common Stock on or after the Issue Date in which each two shares of Common Stock are converted into one share of Common Stock, the Conversion Price shall be increased by 100% and the number of Conversion Shares shall be reduced by 50%.

(d) Mechanics of Conversion. Subject to the provisions of this Section 3, this Note may be converted by the Holder in whole or in part at any time from time to time during the Conversion Period by (A) submitting to the Company a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched prior to 6:00 p.m., New York, New York time) and (B) subject to Section 10(c) , surrendering this Note at the principal office of the Company. The conversion shall be effective as of the date of delivery of the Notice of Conversion by the time as set forth above (the "Conversion Date"), provided that if the Notice of Conversion is not delivered by such time then the Conversion Date shall be the next Business Day and the Notice of Conversion shall be deemed automatically updated accordingly.

(e) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid amount of Indebtedness is so converted. The Holder and the Company shall maintain records showing the amount of Indebtedness so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall, *prima facie,* be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Indebtedness of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(f) Payment of Taxes. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Conversion Shares or other securities

or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such Conversion Shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(g) Delivery of Common Stock Upon Conversion. Upon receipt by the Company from the Holder of the Notice of Conversion meeting the requirements for conversion as provided in this Section 10 , the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares issuable upon such conversion within three (3) Business Days after such receipt (the "Delivery Deadline") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Agreement. Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Section 3, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Conversion Shares or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company's obligation to issue and deliver the certificates (subject to the provisions of Section 10(g) for Conversion Shares shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion.

(h) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Conversion Shares issuable upon conversion, provided the Company is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in this Section 3, the Company shall use its reasonable efforts to cause its transfer agent to electronically transmit the Conversion Shares issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

(i) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to full conversion of this Note, there shall be any merger, consolidation, or an exchange of shares, recapitalization or reorganization pursuant to a merger or consolidation, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets or more than 50% of the total outstanding shares of the Company other than in connection with a plan of complete liquidation of the Company, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the Conversion Shares immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.

(j) Status as Shareholder. Subject to the terms and conditions herein, upon submission of a Notice of Conversion by the Holder, (i) this Note shall be deemed converted into Conversion Shares and (ii) the Holder's rights as the holder of this Note shall cease and terminate, excepting only the right to receive the Conversion Shares as set out herein and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Note.

(k) Dilutive Issuance. If the Company, at any time while this Note or any amounts due hereunder are outstanding, issues, sells or grants any option to purchase, or sells or grants any right to reprice, or otherwise disposes of, or issues, any Common Stock or other securities convertible into, exercisable for, or otherwise entitle any person or entity the right to acquire, shares of Common Stock, in each or any case at an effective price per share that is lower than the then Conversion Price (such lower price, the "Base Conversion Price" and such issuances, collectively, a "Dilutive Issuance"), then the Conversion Price shall be reduced to a price equal to the Base Conversion Price. It is understood and agreed that if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or other securities are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 10(k) in respect of an Exempt Issuance (as defined in this Note). In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 10(k)shall be calculated as if all such securities were issued at the initial closing. An "Exempt Issuance" shall mean the issuance of (a) shares of Common Stock or other securities to officers or directors of the Company pursuant to any stock or option or similar equity incentive plan duly adopted for such purpose, by a majority of the non-employee members of the Company's Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose in a manner which is consistent with the Company's prior business practices; (b) securities issued pursuant to a merger, consolidation, acquisition or similar business combination approved by a majority of the disinterested directors of the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed), provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (c) securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the disinterested directors of the Company; or (d) securities issued with respect to which the Holder waives its rights in writing under this Section 10(k).

(l) Cash Pay Option. On each occasion that the Holder effectuates a conversion under this Note at a Conversion Price that is less than $1.00 per share, the Company shall have the option, exercisable during the period beginning on the respective conversion date and ending on the respective Delivery Deadline, to pay the Holder in cash an amount equal to 105% of the product of multiplying (A) the number of Conversion Shares by (B) the applicable Conversion Price, in lieu of issuing the applicable number of Conversion Shares.

11. Events of Default.

The Holder may elect to declare an "Event of Default" if any of the following conditions or events shall occur and be continuing:

(a) the Company fails to pay the then-outstanding principal amount and accrued interest on this Note on any date any such amounts become due and payable, and any such failure is not cured within three Business Days of written notice thereof by Holder;

(b) any representation or warranty of the Company is materially false or untrue when given;

(c) the Company breaches any material representation and warranty set forth in the Agreement or the Security Agreement or the Company fails to comply in any material respect with any other covenant or agreement in this Note, the Agreement, the Security Agreement, or the Warrant and any such failure (if capable cure) is not cured within three Business Days of its incurrence;

(d) the Company fails to remain compliant with the Depository Trust Company ("DTC"), thus incurring a "chilled" status with DTC;

(e) any trading suspension imposed by the United States Securities and Exchange Commission under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act;

(f) the occurrence of any delisting of the Common Stock from any securities exchange on which the Common Stock is listed or suspension of trading of the Common Stock on the OTC Markets;

(g) the Company fails remain in good standing under the laws of the State of Nevada;

(h) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company's creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(i) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

12. Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Holder may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable Law

13. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be given in accordance with the provisions of the Agreement.

(b) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(c) Relief From Stay. As an additional inducement to and material consideration for Holder agreeing to execute this this Note and the other Transaction Documents, The Company on behalf of itself and its subsidiaries agrees that in the event a Bankruptcy or Judicial Action (as hereinafter defined in this Section 8(n)) is commenced which subjects Holder to any stay in the exercise of Holder's rights and remedies under this Note or the other Transaction Documents, including, but not limited to, the automatic

stay imposed by Section 362 of the United States Bankruptcy Code (individually and collectively, "Stay"), then The Company irrevocably consents and agrees that such Stay shall automatically be lifted and released against Holder, and Holder shall thereafter be entitled to exercise all of its rights and remedies against The Company that is or could subject any Stay under this Note or the other Transaction Documents. Nothing contained herein shall limit or prevent Holder from exercising all of its rights and remedies against The Company that is not the subject any Stay under this Note or the other Transaction Documents. The Company acknowledges that it is knowingly, voluntarily, and intentionally waiving its rights to any Stay and agrees that the benefits provided to The Company under the terms of this Note are valuable consideration for such waiver. As used in this Section 8(n), the term "Bankruptcy or Judicial Action" shall mean any voluntary or involuntary case filed by or against a The Company under the United States Bankruptcy Code, or any voluntary or involuntary petition in composition, readjustment, liquidation, or dissolution, or any state and federal bankruptcy law action filed by or against a The Company, any action where a The Company is adjudicated as bankrupt or insolvent, any action for dissolution of The Company, or any action in furtherance of any of the foregoing, or any other action, case, or proceeding that has the effect of staying (or in which a stay is being obtained against) the enforcement by Holder of its rights and remedies under the this Note or the other Transaction Documents.

Except to enforce the terms of the Transaction Documents, The Company shall not take any action and shall not fail to take any action which such action or omission will or might tend to interfere with, delay, enjoin or otherwise prohibit the commencement, continuation or completion of efforts by Holder to enforce its remedies under this Note or the other Transaction Documents, or applicable law. Without limiting the generality of the foregoing and except to enforce the terms of the Transaction Documents, The Company waives its, his, or her rights, if any, to seek or obtain a stay, injunction or other form of order prohibiting in any way any act necessary or appropriate for the commencement or completion of Holder's enforcement of its remedies under the this Note or the other Transaction Documents, or applicable law (without limiting the generality of the foregoing, such waiver extends to such rights which may exist under any statute or rule relating to bankruptcy cases, including, without limitation, 11 U.S.C. § 105, 11 U.S.C. § 301, 11 U.S.C. § 302, 11 U.S.C. § 303, 11 U.S.C. § 304, 11 U.S.C. § 362, 11 U.S.C. § 348, 11 U.S.C. § 706, 28 U.S.C. § 157, 28 U.S.C. § 158, Federal Rule of bankruptcy Procedure ("FRBP") 3007, FRBP 3008, FRBP 3012, FRBP 8005, FRBP 9023, FRBP 9024, or FRBP 9029).

(d) Governing Law; Venue. This Note, and all matters based upon, arising out of or relating in any way to this Note, including all disputes, claims or causes of action arising out of or relating to this Note as well as the interpretation, construction, performance and enforcement of this Note, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction's conflict-of-laws principles. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE, THE TRANSACTION DOCUMENTS ENTERED INTO IN CONNECTION WITH THIS NOTE, OR THE CONTEMPLATED TRANSACTIONS SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF CALIFORNIA, IN EACH CASE LOCATED IN LOS ANGELES COUNTY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e) Waiver of Trial By Jury. EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE, THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN

CONNECTION THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARM'S-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER

(f) Incorporation of Provisions. The provisions of Article VI of the Agreement (Miscellaneous) of the Agreement shall apply to this Note as though fully set forth herein, provided that each reference therein to the "Agreement" shall be deemed a reference to this Note. In the event of any conflict between the terms of the Agreement and the terms of this Note, the terms of this Note shall control.

(g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h) Entire Agreement. This Note (including any recitals hereto) and the Agreement and the other Transaction Documents (as defined in the Agreement) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(i) No Assignment by the Company. This Note may not be assigned by the Company to any Person without the prior written consent of the Holder in its sole discretion.

(j) Currency. All dollar amounts are in U.S. dollars.

*[SIGNATURE PAGE FOLLOWS]*

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Clubhouse Media Group, Inc.

DocuSigned by:

By: ______________________

Name: Chris Young

Title: President

*Agreed and accepted:*

Chris Etherington

DocuSigned by:

By: ______________________

Name: Chris Etherington

EXHIBIT A
NOTICE OF CONVERSION

The undersigned hereby elects to convert the portion of the Indebtedness (as defined in the Note, as defined below) as set forth below pursuant to the senior secured promissory note (the "Note") of Clubhouse Media Group, Inc., a Nevada corporation (together with any successor entity thereto, the "Company") into that number of shares of Common Stock (as defined in the Note) to be issued pursuant to the conversion of the Note and according to the conditions of the Note, as of the date written below.

The undersigned hereby requests that the Company issue a certificate or certificates, or other permissible evidence of shares of Common Stock as set forth in the Note, for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation below and which shall be confirmed by, and subject to acceptance by, the Company) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

| | |
|---|---|
| Name: | ______________________ |
| Address: | ______________________<br>______________________<br>______________________ |
| Date of Conversion: | ________________________ |
| Amount of Indebtedness to be converted: | $_________________________ |
| Applicable Conversion Price: | $__________________________ |
| Number of shares of Common Stock to be Issued: | __________________________ shares of Common Stock |

______________________

By: ______________________
Name: ______________________
Title: ______________________